                                                                   EXHIBIT 24.10

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Robert K. Kretzman, Michael T. Sheehan and Laurence Winoker, or any one of them, each acting alone, her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, in connection with the Registration Statement on Form S-1 or Form S-4, as applicable (the "Registration Statement") of Revlon Consumer Products Corporation (the "Company"), Revlon, Inc. ("Revlon"), Almay, Inc., Charles of the Ritz Group Ltd., Charles Revson Inc., Cosmetics & More Inc., North America Revsale Inc., Pacific Finance & Development Corp., PPI Two Corporation, Revlon Consumer Corp., Revlon Government Sales, Inc., Revlon International Corporation, Revlon Products Corp., Revlon Real Estate Corporation, RIROS Corporation, RIROS Group Inc., RIT Inc., under the Securities Act of 1933, as amended (the "Securities Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of each of the Company and Revlon or on behalf of the undersigned as a director or officer of each of the Company and Revlon, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                  IN WITNESS HEREOF, the undersigned has signed these presents this 22nd day of February, 2002.




                                                          /s/ Martha Stewart
                                                  --------------------------
                                                              Martha Stewart